Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES FIRST QUARTER 2018 RESULTS

NASHVILLE, TN, April 26, 2018/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $3.2 million, or $0.25 per share on a fully diluted basis, for the three months ended March 31, 2018, compared to net income of $0.33 million, or $0.03 per share on a fully diluted basis, for the three months ended March 31, 2017.

"In the context of sound, profitable, growth, delivering strong and consistent financial performance remains a priority at CapStar,” said Claire W. Tucker, CapStar’s president and chief executive officer.  “Our performance during the first quarter exemplifies our focus on these objectives, and we remain committed to achieving a sustainable 1.0% return on average assets by the end of the year.  CapStar’s talented group of bankers continues to leverage their years of experience in the market, providing creative solutions for our clients that reflect the understanding and appreciation of their unique financial service needs.”

Soundness

•	The allowance for loan losses represented 1.41% of total loans at March 31, 2018 compared to 1.39% at March 31, 2017.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.13% at March 31, 2018 compared to 1.36% at March 31, 2017.

•	Annualized net charge-offs (recoveries) to average loans was (0.07%) for the three months ended March 31, 2018 compared to 0.43% for the same period in 2017.

•	The total risk based capital ratio was 12.22% at March 31, 2018 compared to 12.13% at March 31, 2017.

Profitability

•	Return on average assets ("ROAA") for the three months ended March 31, 2018 was 0.96% compared to 0.10% for the same period in 2017.

•	The net interest margin (“NIM”) for the three months ended March 31, 2018 was 3.37% compared to 3.12% for the same period in 2017.

•	The efficiency ratio for the three months ended March 31, 2018 was 68.8% compared to 69.4% for the same period in 2017.

Growth

•	Average gross loans for the quarter ended March 31, 2018 increased 0.9%, to $983.5 million, compared to $974.4 million for the same period in 2017.

•	Average demand deposits for the quarter ended March 31, 2018 increased 28.5%, to $270.3 million, compared to $210.3 million for the same period in 2017.

•	Average total assets for the quarter ended March 31, 2018 increased 0.8%, to $1.35 billion, compared to $1.34 billion for the same period in 2017.

“After a couple of quarters of sluggish loan growth and elevated payoffs, we are pleased to see the rebound in loan growth, as we posted a record $84 million for end of period quarterly loan growth,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, April 27, 2018.  During the call, management will review the first quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 4796055.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of March 31, 2018, on a consolidated basis, CapStar had total assets of $1.4 billion, gross loans of $1.0 billion, total deposits of $1.1 billion, and shareholders’ equity of $148.7 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance”, “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): adjusted net income, adjusted diluted net income per share, adjusted return on average assets, adjusted return on average tangible common equity and tangible book value per share. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

First Quarter 2018 Earnings Release

	Three Months Ended
	March 31,
	2018	2017
Interest income:
Loans, including fees	$12,234	$10,467
Securities:
Taxable	876	1,003
Tax-exempt	284	326
Federal funds sold	20	2
Restricted equity securities	129	76
Interest-bearing deposits in financial institutions	201	105
Total interest income	13,744	11,979
Interest expense:
Interest-bearing deposits	754	617
Savings and money market accounts	1,005	815
Time deposits	649	471
Federal funds purchased	1	4
Federal Home Loan Bank advances	489	140
Total interest expense	2,898	2,047
Net interest income	10,846	9,932
Provision for loan losses	678	3,405
Net interest income after provision for loan losses	10,168	6,527
Noninterest income:
Service charges on deposit accounts	402	329
Loan commitment fees	387	236
Net gain (loss) on sale of securities	—	(6)
Tri-Net fees	528	84
Mortgage banking income	1,313	1,216
Other noninterest income	460	275
Total noninterest income	3,090	2,134
Noninterest expense:
Salaries and employee benefits	6,257	5,086
Data processing and software	798	621
Professional fees	474	365
Occupancy	521	449
Equipment	539	496
Regulatory fees	203	307
Other operating	788	1,052
Total noninterest expense	9,580	8,376
Income before income taxes	3,678	285
Income tax (benefit) expense	483	(47)
Net income	$3,195	$332
Per share information:
Basic net income per share of common stock	$0.27	$0.03
Diluted net income per share of common stock	$0.25	$0.03
Weighted average shares outstanding:
Basic	11,664,467	11,210,948
Diluted	12,975,981	12,784,117

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

First Quarter 2018 Earnings Release

	Five Quarter Comparison
	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
Income Statement Data:
Net interest income	$10,846	$10,518	$10,843	$10,571	$9,932
Provision for loan losses	678	(30)	(195)	9,690	3,405
Net interest income after provision for loan losses	10,168	10,548	11,038	881	6,527
Treasury management and other deposit service charges	402	419	427	342	329
Loan commitment fees	387	124	224	188	236
Net gain (loss) on sale of securities	—	(108)	9	40	(6)
Tri-Net fees	528	254	367	297	84
Mortgage banking income	1,313	1,621	2,030	1,370	1,216
Other noninterest income	458	426	315	429	275
Total noninterest income	3,088	2,736	3,372	2,666	2,134
Salaries and employee benefits	6,257	5,411	5,119	4,784	5,086
Data processing and software	798	746	709	711	621
Professional fees	474	473	336	350	365
Occupancy	521	507	531	539	449
Equipment	539	467	564	544	496
Regulatory fees	203	234	270	301	307
Other operating	788	861	945	988	1,052
Total noninterest expense	9,580	8,699	8,474	8,217	8,376
Net income (loss) before income tax expense	3,676	4,585	5,936	(4,670)	285
Income tax (benefit) expense	483	4,494	1,516	(1,328)	(47)
Net income (loss)	$3,193	$91	$4,420	$(3,342)	$332
Weighted average shares - basic	11,664,467	11,403,689	11,279,364	11,226,216	11,210,948
Weighted average shares - diluted	12,975,981	12,938,288	12,750,423	12,740,104	12,784,117
Net income (loss) per share, basic	$0.27	$0.01	$0.39	$(0.30)	$0.03
Net income (loss) per share, diluted	0.25	0.01	0.35	(0.26)	0.03
Balance Sheet Data (at period end):
Cash and cash equivalents	$51,125	$82,797	$69,789	$48,093	$60,039
Securities available-for-sale	189,580	192,621	146,600	155,663	188,516
Securities held-to-maturity	3,752	3,759	45,635	46,458	46,855
Loans held for sale	62,286	74,093	53,225	73,573	35,371
Total loans	1,031,821	947,537	974,530	996,617	1,003,434
Allowance for loan losses	(14,563)	(13,721)	(14,122)	(12,454)	(13,997)
Total assets	1,382,745	1,344,429	1,338,559	1,371,626	1,381,703
Non-interest-bearing deposits	258,161	301,742	250,007	231,169	223,450
Interest-bearing deposits	869,392	818,124	841,488	889,816	934,546
Federal Home Loan Bank advances	100,000	70,000	95,000	105,000	75,000
Total liabilities	1,234,052	1,197,483	1,194,355	1,233,596	1,241,491
Shareholders' equity	$148,693	$146,946	$144,204	$138,031	$140,211
Total shares of common stock outstanding	11,773,358	11,582,026	11,346,498	11,235,255	11,218,328
Total shares of preferred stock outstanding	878,049	878,049	878,049	878,049	878,049
Book value per share of common stock	$11.87	$11.91	$11.92	$11.48	$11.70
Tangible book value per share of common stock *	11.34	11.37	11.36	10.93	11.14
Market value per share of common stock (1)	$18.83	$20.77	$19.58	$17.74	$19.07
Capital ratios:
Total risk based capital	12.22%	12.52%	12.41%	11.51%	12.13%
Tier 1 risk based capital	11.11%	11.41%	11.28%	10.54%	11.01%
Common equity tier 1 capital	10.43%	10.70%	10.58%	9.86%	10.32%
Leverage	10.91%	10.77%	10.36%	9.77%	10.37%

_____________________

*This metric is a non-GAAP financial measure.  See below for a reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

First Quarter 2018 Earnings Release

	Five Quarter Comparison
	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
Average Balance Sheet Data:
Cash and cash equivalents	$60,965	$64,850	$59,352	$62,002	$58,925
Investment securities	203,274	202,818	207,926	227,431	237,084
Loans held for sale	68,084	66,311	67,886	34,690	28,359
Loans	983,496	956,441	991,238	1,028,968	974,350
Assets	1,351,129	1,329,621	1,367,993	1,393,331	1,340,237
Interest bearing deposits	840,871	827,732	857,344	882,721	933,329
Deposits	1,111,182	1,081,380	1,094,500	1,111,833	1,143,636
Federal Home Loan Bank advances	84,533	92,554	123,315	128,901	43,837
Liabilities	1,202,854	1,181,954	1,226,438	1,250,544	1,198,686
Shareholders' equity	148,276	147,667	141,556	142,787	141,551
Performance Ratios:
Annualized return on average assets	0.96%	0.03%	1.28%	-0.96%	0.10%
Annualized return on average equity	8.74%	0.25%	12.38%	-9.39%	0.95%
Net interest margin	3.37%	3.26%	3.26%	3.15%	3.12%
Annualized Non-interest income to average assets	0.93%	0.82%	0.98%	0.77%	0.65%
Efficiency ratio	68.8%	65.6%	59.6%	62.1%	69.4%
Loans by Type (at period end):
Commercial and industrial	$408,353	$373,248	$394,600	$406,636	$420,825
Commercial real estate - owner occupied	131,741	101,132	103,183	97,634	92,212
Commercial real estate - non-owner occupied	258,016	249,489	263,594	288,124	268,743
Construction and development	91,953	82,586	79,951	62,152	74,007
Consumer real estate	104,224	102,581	100,811	99,750	99,952
Consumer	9,524	6,862	6,289	4,096	4,495
Other	28,750	31,984	26,461	38,784	43,984
Asset Quality Data:
Allowance for loan losses to total loans	1.41%	1.45%	1.45%	1.25%	1.39%
Allowance for loan losses to non-performing loans	1096%	509%	446%	386%	103%
Nonaccrual loans	$1,329	$2,695	$3,165	$3,229	$13,624
Troubled debt restructurings	1,190	1,206	1,222	1,239	1,256
Loans - 90 days past due and accruing	-	231	27	15	-
Total non-performing loans	1,329	2,695	3,165	3,229	13,624
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	1,329	2,695	3,165	3,229	13,624
Non-performing loans to total loans	0.13%	0.28%	0.32%	0.32%	1.36%
Non-performing assets to total assets	0.10%	0.20%	0.24%	0.24%	0.99%
Non-performing assets to total loans and OREO	0.13%	0.28%	0.32%	0.32%	1.36%
Annualized net charge-offs (recoveries) to average loans	-0.07%	0.15%	-0.75%	4.38%	0.43%
Net charge-offs (recoveries)	$(165)	$372	$(1,863)	$11,233	$1,041
Interest Rates and Yields:
Loans	4.74%	4.54%	4.55%	4.29%	4.24%
Securities	2.54%	2.53%	2.40%	2.44%	2.37%
Total interest-earning assets	4.26%	4.06%	4.07%	3.85%	3.77%
Deposits	0.88%	0.78%	0.77%	0.70%	0.67%
Borrowings and repurchase agreements	2.35%	2.04%	1.81%	1.18%	1.30%
Total interest-bearing liabilities	1.27%	1.12%	1.08%	0.92%	0.85%
Other Information:
Full-time equivalent employees	182	175	168	169	168

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

First Quarter 2018 Earnings Release

	For the Three Months Ended March 31,
	2018			2017
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$983,496	$11,484	4.74%	$974,350	$10,194	4.24%
Loans held for sale	68,084	750	4.47%	28,359	273	3.91%
Securities:
Taxable investment securities (2)	156,287	1,005	2.57%	181,647	1,079	2.38%
Investment securities exempt from federal income tax (3)	46,987	284	2.42%	55,437	326	2.35%
Total securities	203,274	1,289	2.54%	237,084	1,405	2.37%
Cash balances in other banks	48,585	201	1.68%	48,041	105	0.88%
Funds sold	3,539	20	2.28%	1,729	2	0.54%
Total interest-earning assets	1,306,978	13,744	4.26%	1,289,563	11,979	3.77%
Noninterest-earning assets	44,152			50,674
Total assets	$1,351,130			$1,340,237
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$286,335	754	1.07%	$330,627	617	0.76%
Savings and money market deposits	379,529	1,005	1.07%	434,375	815	0.76%
Time deposits	175,007	649	1.50%	168,326	471	1.13%
Total interest-bearing deposits	840,871	2,408	1.16%	933,328	1,903	0.83%
Borrowings and repurchase agreements	84,644	490	2.35%	45,115	144	1.30%
Total interest-bearing liabilities	925,515	2,898	1.27%	978,443	2,047	0.85%
Noninterest-bearing deposits	270,312			210,308
Total funding sources	1,195,827			1,188,751
Noninterest-bearing liabilities	7,027			9,935
Shareholders’ equity	148,276			141,551
Total liabilities and shareholders’ equity	$1,351,130			$1,340,237
Net interest spread (4)			2.99%			2.92%
Net interest income/margin (5)		$10,846	3.37%		$9,932	3.12%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

First Quarter 2018 Earnings Release

	March 31, 2018	December 31, 2017
Tangible Equity:
Total shareholders' equity	$148,693	$146,946
Less: intangible assets	(6,232)	(6,242)
Tangible equity	$142,461	$140,704

Tangible Common Equity:
Tangible equity	$142,461	$140,704
Less: preferred equity (par value and additional paid-in capital)	(9,000)	(9,000)
Tangible common equity	$133,461	$131,704

Tangible Book Value per Share of Common Stock:
Tangible common equity	$133,461	$131,704
Total shares of common stock outstanding	11,773,358	11,582,026
Tangible book value per share of common stock	$11.34	$11.37